Exhibit 99.1
                        TERMINATION AND RELEASE AGREEMENT

      TERMINATION AND RELEASE AGREEMENT dated as of September 20, 2006 (this "Agreement"), by and among Albany International Corp., a Delaware corporation (the "Parent"), Albany International Receivables Corporation, a Cayman Islands company ("Albany International"), the Parent, as collection agent (in such capacity, the "Collection Agent"), Amsterdam Funding Corporation ("Amsterdam"), ABN AMRO Bank N.V., as agent for the purchasers ("Purchaser") and the committed purchasers ("Committed Purchasers") party to the Receivables Sale Agreement (as defined below) (in such capacity, the "Agent") in connection with and under the Receivables Sale Agreement dated as of September 28, 2001, as amended, by and among Albany International, as Seller (the "Seller"), the Collection Agent, Amsterdam, the Committed Purchasers from time to time party thereto and the Agent (the "Receivables Sale Agreement"). Capitalized terms shall have the meanings assigned to such terms in the Receivables Sale Agreement.

      WHEREAS, pursuant to the Receivables Sale Agreement, the Seller has sold, and through the Effective Date will continue to sell interests in its Receivables (the "Released Receivables") to the Agent on behalf of Amsterdam and the Committed Purchasers;

      WHEREAS, the parties to the Receivables Sale Agreement wish to terminate the rights and obligations of the Seller under the Receivables Sale Agreement and to terminate each Lock-Box Agreement and to reconvey to the Seller the Released Receivables on the terms and conditions set forth herein;

      WHEREAS, the parties to the Receivables Sale Agreement consent to the termination of the rights and obligations of the Seller under the Receivables Sale Agreement and to the termination of the Lock-Box Agreements and the reconveyance of the Released Receivables;

      WHEREAS, pursuant to the Receivables Sale Agreement, the Seller granted security interests and other rights in the Released Receivables and certain bank accounts to the Agent;

      WHEREAS, the Seller wishes the above-mentioned security interests to be released;

      WHEREAS, the Agent, on behalf of Amsterdam and the Committed Purchasers, desires to sell and assign to the Seller all of the Released Receivables upon the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

      Section 1. Release from Receivables Sale Agreement and Lock-Box
Agreements.

      (a) The Agent, on behalf of Amsterdam and the Committed Purchasers, does hereby release and discharge any and all right, title and interest that it may now or hereafter have or may now or hereafter be entitled to by virtue of the Receivables Sale Agreement in all receivables of the Seller including without limitation the Released Receivables and does hereby declare the same fully released and discharged from any and all security interests created by virtue of or in connection with the Receivables Sale Agreement.

      (b) The Agent, on behalf of Amsterdam and the Committed Purchasers, does hereby release and discharge, effective as of the Effective Date, any and all right, title and interest that it may have or be entitled to by virtue of or in connection with the Receivables Sale Agreement, the Lock-Box Agreement(s), in the related Lock-Box Account(s) named on Schedule I hereto (the "Released Lock-Box Accounts").

      (c) No amounts will accrue hereafter under the Fee Letter, dated September 28, 2001 from Albany to Amsterdam and ABN AMRO Bank N.V.

      (d) The Transfer Agreement is hereby terminated without further liability of the parties thereto.

      Section 2. Release of Liens. The Agent, on behalf of Amsterdam and the Committed Purchasers, agrees to execute and deliver to Albany International or such Originator proper financing statements (Form UCC-3) or other instruments or documents, if any, necessary to release all security interests and other rights of the Agent on behalf of Amsterdam and the Committed Purchasers in and to the Released Receivables pursuant to the Receivables Sale Agreement or otherwise.

      Section 3. Sale of Receivables. Without recourse, representation or warranty (except as set forth below), the Agent, on behalf of Amsterdam and the Committed Purchasers, hereby sells, assigns, transfers and conveys to the Seller, and the Seller hereby purchases from the Agent on behalf of Amsterdam and the Committed Purchasers, all of the Agent's right, title and interest to and under such Released Receivables outstanding on the date hereof, and all proceeds of the foregoing. The Agent hereby represents that neither the Agent nor any Purchaser has encumbered or transferred any right, title or interest in and to the Released Receivables.

      Section 4. UCC Financing Statement. The Agent, on behalf of Amsterdam and the Committed Purchasers, agrees to execute and deliver to Albany International any proper financing statements (Form UCC-1) or other instruments or documents, if any, with respect to Released Receivables sold by the Agent on behalf of Amsterdam and the Committed Purchasers hereunder meeting the requirements of applicable state law in such manner and in such jurisdiction as are necessary to perfect and protect the interests of Albany International and to deliver either the originals of such financing statements or a file-stamped copy of such financing statements or other evidence of such filings to Albany International; provided, that in no event shall any other party be authorized to file any financing statements naming any Committed Purchaser or Amsterdam as a debtor or seller.

      Section 5. Conditions Precedent. This Termination and Release shall become effective only upon satisfaction of the following conditions precedent: (i) the execution and delivery hereof by the Seller, the Agent, Amsterdam and the Committed Purchasers and (ii) receipt by the Agent of $39,859,613.85, constituting payment in full of all indebtedness, liabilities and obligations owing to the Agent, Amsterdam and the Committed Purchasers under the Receivables Sale Agreement and the other Transaction Documents as of the date hereof.

      Section 6. Further Assurances. The Agent, on behalf of Amsterdam and the Committed Purchasers, hereby agrees to execute any and all further documents, agreements and instruments prepared by the Parent, and take all further action (at the expense of the Parent) that may be required by law or otherwise, necessary or desirable to give effect to this Agreement and effectuate the termination of the Lock-Box Agreements.

      Section 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement shall be effective as delivery of a manually executed counterpart of this Agreement.

      Section 9. Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Agent, Amsterdam, the Committed Purchasers, and the Seller and their respective successors and assigns.

      Section 10. Headings. Section headings in this Termination and Release are included for convenience of reference only and are not part of this agreement for any other purpose.

      The undersigned confirm that the Liquidity Termination Date is the date hereof.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Termination and Release Agreement as of the date first written above (the "Effective Date").

                                        ALBANY INTERNATIONAL RECEIVABLES
                                        CORPORATION, as Seller

                                        By: /s/ David C. Michaels
                                            ---------------------
                                        Name: David C. Michaels
                                             ------------------
                                        Title: President & Treasurer
                                              ----------------------

                                        ABN AMRO BANK N.V., as Agent

                                        By: /s/ Brandy Han
                                            --------------
                                        Name: Brandy Han
                                             -----------
                                        Title: Vice President
                                              ---------------

                                        By: /s/ Kristina Neville
                                            --------------------
                                        Name: Kristina Neville
                                             -----------------
                                        Title: Vice President
                                              ---------------

                                        AMSTERDAM FUNDING CORPORATION

                                        By: /s/ Bernard J. Angelo
                                            ---------------------
                                        Name: Bernard J. Angelo
                                             ------------------
                                        Title: Vice President
                                              ---------------

                                        ABN AMRO BANK N.V., as the Committed
                                        Purchaser

                                        By: /s/ Brandy Han
                                            --------------
                                        Name: Brandy Han
                                             -----------
                                        Title: Vice President
                                              ---------------

                                        By: /s/ Kristina Neville
                                            --------------------
                                        Name: Kristina Neville
                                             -----------------
                                        Title: Vice President
                                              ---------------

                                                                      Schedule I

                                            Released Sellers & Lock-Box Accounts


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      COLLECTION ACCOUNT(S)                  LOCK-BOX NUMBER(S)                          LOCK-BOX BANK
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
  1868-085316, 20079900 123799,       75169, 75150, 751538, 75158 and        Wachovia Bank, National Association
2079900 136692 and 2079900 136689                 752020
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            502-59058                         3241 and 414034                          Bank of America
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          90001 0370312                             123                              Bank of Nova Scotia
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